UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 15, 2020 (June 12, 2020)
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way		07054
Parsippany,	NJ	(Zip Code)

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code		(973)	496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CAR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Joseph A. Ferraro as Chief Executive Officer

On June 12, 2020, the Board of Directors (the "Board") of Avis Budget Group, Inc. (the "Company") appointed Joseph A. Ferraro, who has been serving as Interim President and Chief Executive Officer, as the Company's President and Chief Executive Officer ("CEO"), effective immediately.
Mr. Ferraro, age 63, was appointed Interim President and Chief Executive Officer effective January 1, 2020, and was previously President, Americas since January 2015. Mr. Ferraro joined the Company in 1979, and has served in various positions of increasing responsibility in the Company's North America operations, including as Senior Vice President, North America Operations from October 2011 to December 2014.

Appointment of Bernardo Hees as Executive Chairman

On June 12, 2020, the Board also appointed Bernardo Hees, the Company's current Board Chairman, as Executive Chairman. In this role, Mr. Hees will continue to be the Chairman of the Board and work closely with the CEO and the rest of the management team.
Mr. Hees, age 50, was appointed to the Board and as Chairman of the Board effective February 7, 2020. Previously, Mr. Hees served as Chief Executive Officer of The Kraft Heinz Company from 2015 to June 2019. He served as Chief Executive Officer of H.J. Heinz Holding Corporation from June 2013 until its merger with Kraft Foods Group, Inc. in July 2015. From 2010 to 2013, Mr. Hees served as Chief Executive Officer of Burger King Worldwide Holdings, Inc., a global fast food restaurant chain. From 2005 to 2010, he was Chief Executive Officer of América Latina Logística, a Brazilian logistics company. Mr. Hees was also a partner at 3G Capital from 2010 to 2019. Mr. Hees is also a director of Bunge Limited, a NYSE-listed company.

Compensation Arrangements for Mr. Ferraro and Mr. Hees
In connection with Mr. Ferraro's appointment, Mr. Ferraro's current base salary of $750,000 will be increased to $1.0 million. For 2021, Mr. Ferraro is expected to receive a base salary of $1.0 million, an annual incentive with a target of 200% of base salary and a long-term incentive award with a grant date value of $5.0 million. The majority of the long-term incentive award is expected to be performance-based.
In connection with Mr. Hees' appointment, the following compensation was approved:

•	An annual base salary of $500,000 and target short-term incentive of $500,000;

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A long-term incentive award comprised of a time-based restricted stock unit award with a grant date value of $1.5 million, scheduled to vest on the one-year anniversary of the date of grant, and a performance-based restricted stock unit award of 37,500 shares, scheduled to vest on the three-year anniversary of the date of grant, subject to attainment of performance criteria; and

•	A special one-time restricted stock unit award with a grant date value of $1.0 million, with one-third of the award scheduled to vest on each of the first three anniversaries of the date of grant.

The grant date for each of the awards to be granted to Mr. Hees is expected to be on or about June 30, 2020.

Base salaries for employees at the level of Vice President and above have been temporarily reduced by 10% and this reduction will also apply to Mr. Ferraro's and Mr. Hees' base salaries as described above until such temporary reduction is removed for such employees.

Appointment of Izilda P. Martins as Executive Vice President, Americas
In connection with Mr. Ferraro’s appointment as permanent Chief Executive Officer, on June 12, 2020, the Board appointed Izilda P. Martins, the Company’s current Interim President, Americas, since January 1, 2020, as Executive Vice President, Americas.
Ms. Martins, age 48, was appointed Interim President, Americas on January 1, 2020, and previously held various strategic and financial roles with the Company, including Senior Vice President and Chief Financial Officer, Americas from May 2014 through December 2019, Senior Vice President and Acting Chief Accounting Officer from November 2010 through May 2014, and Vice President of Tax from August 2006 through November 2010. Ms. Martins was Director of Tax Planning and Mergers & Acquisitions of Cendant Corporation (as the Company was formerly known) from November 2004 through August 2006. Prior to joining the Company, Ms. Martins was associated with Deloitte & Touche LLP for seven years.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2020, the Board approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”). The amendments provide any Vice Chairman with the ability to call special meetings of the Board, permit but no longer require that the Chief Executive Officer be a member of the Board and permit but no longer require that the Board have an Executive Committee. The foregoing summary is qualified in its entirety by reference to the text of the Company’s Amended and Restated By-Laws, as of June 12, 2020, a copy of which is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 15, 2020, the Company issued a press release regarding certain of the foregoing information. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Avis Budget Group, Inc., under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Avis Budget Group, Inc., as of June 12, 2020.
99.1	Press release date June 15, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Jean M. Sera
Jean M. Sera Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: June 15, 2020